GRANITESHARES ETF TRUST

GRANITESHARES FUND	NYSE ARCA, INC. TICKER SYMBOL
GRANITESHARES HIPS us HIGH INCOME FUND	hips

SUPPLEMENT DATED JUNE 24, 2019

TO THE PROSPECTUS DATED OCTOBER 26, 2018

The GraniteShares HIPS US High Income ETF (the “Fund”) seeks to track the performance, before fees and expenses, of the TFMS HIPS 300 Index (the “Index”). Effective July 1, 2019, enhancements have been made to the Index. This Supplement revises the Fund’s prospectus (“Prospectus”) to reflect those changes.

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

●	The Index has been renamed the “TFMS HIPS Index.” Accordingly, references in the Prospectus to the “TFMS HIPS 300 Index” are replaced with “TFMS HIPS Index.”

●	On page 26 of the Prospectus, the paragraph immediately following the caption “Principal Investment Strategies” is replaced with the following:

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the Index. The rules-based Index measures the performance of up to 60 high income U.S.-listed securities that typically have “pass-through” structures that require them to distribute substantially all of their earnings to shareholders as cash distributions. This “high income, pass-through” strategy is known as HIPS.

●	On page 26 of the Prospectus, the section captioned “The Index” is replaced with the following:

The Index

The Index is constructed to capture up to 60 high income securities, typically with pass-through structures, across the following sectors: (i) closed-end funds (“CEFs”), (ii) real estate investment trusts (“REITS”), (iii) asset management and business development companies (“BDCs”), and (iv) energy production and energy transportation and processing companies. Energy-related companies included in the Index are expected to primarily be structured as master limited partnerships (“MLPs”). CEFs included in the Index are option income funds and taxable, debt-based funds and may include CEFs that invest primarily in bank loans, high-yield securities (also known as “junk bonds”), foreign securities (including those in emerging markets), and mortgage- or asset-backed securities.

The Index applies a quantitative screen to the securities in such sectors for minimum market capitalizations and minimum liquidity thresholds. The Index then selects up to 15 securities with the highest yield and lowest volatility over a prescribed time period for each sector with all securities equally weighted. Finally, the Index adjusts the weights of each sector to minimize the Index volatility and maximize the Index return, as measured over a prescribed time period, subject to a minimum sector weight of 15% and a maximum MLP sector weight of 25%. The Index may include small-, mid-, and large-capitalization companies meeting the screening criteria.

The Index is reconstituted annually and rebalanced only if the MLP sector weight exceeds 25% at the end of a quarter.

●	On page 42 of the Prospectus, the two paragraphs immediately following the caption “The GraniteShares HIPS US High Income ETF” are replaced with the following:

The HIPS Fund seeks to track the performance, before fees and expenses, of the TFMS HIPS Index (the “HIPS Index”).

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the Index. The rules-based Index measures the performance of up to 60 high income U.S.-listed securities that typically have “pass-through” structures that require them to distribute substantially all of their earnings to shareholders as cash distributions. This “high income, pass-through” strategy is known as HIPS.

●	On pages 42-43 of the Prospectus, the section captioned “The Index” is replaced with the following:

The Index

The Index is constructed to capture up to 60 high income securities, typically with pass-through structures, across the following sectors: (i) closed-end funds (“CEFs”), (ii) real estate investment trusts (“REITS”), (iii) asset management and business development companies (“BDCs”), and (iv) energy production and energy transportation and processing companies. Energy-related companies included in the Index are expected to primarily be structured as master limited partnerships (“MLPs”). CEFs included in the Index are option income funds and taxable, debt-based funds and may include CEFs that invest primarily in bank loans, high-yield securities (also known as “junk bonds”), foreign securities (including those in emerging markets), and mortgage- or asset-backed securities.

The Index applies a quantitative screen to the securities in such sectors for minimum market capitalizations and minimum liquidity thresholds. The Index then selects up to 15 securities with the highest yield and lowest volatility over a prescribed time period for each sector with all securities equally weighted. Finally, the Index adjusts the weights of each sector to minimize the Index volatility and maximize the Index return, as measured over a prescribed time period, subject to a minimum sector weight of 15% and a maximum MLP sector weight of 25%. The Index may include small-, mid-, and large-capitalization companies meeting the screening criteria.

The Index is reconstituted annually and rebalanced only if the MLP sector weight exceeds 25% at the end of a quarter.

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Investors Should Retain This Supplement for Future Reference